UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2024
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	POST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Adoption of Supplemental Executive Retirement Plan

On February 16, 2024, the Corporate Governance and Compensation Committee (the “Committee”) of the Board of Directors of Post Holdings, Inc. (the “Company”) approved the adoption of the Post Holdings, Inc. 2024 Supplemental Executive Retirement Plan (the “Plan”), an unfunded, non-qualified defined benefit retirement plan for a select group of management employees of the Company, including its named executive officers. The Plan is a supplemental program intended to attract, retain and motivate selected employees who make important contributions to the success of the Company and became effective on February 19, 2024 (the “Effective Date”).
The Plan provides a cash balance benefit for each participant, which benefit accrues as a percentage of certain of the participant’s compensation for each year of service and is reflected in an unfunded cash balance bookkeeping account established for the participant. Beginning with the plan year commencing October 1, 2024, each February, the account of each Plan participant who remains employed by the Company as of the date of allocation will be credited with a pay credit equal to a percentage of certain of the participant’s annualized compensation, consisting of base salary and target annual bonus, as of the immediately preceding December 1st. The pay credit percentages will be as follows:

Participant Group	Percentage Pay Credits
President and CEO of the Company	5%
Other named executive officers	4%
Other eligible employees	3%

Each participant in the Plan as of the Effective Date will be credited with an opening credit for past service, based on years of past service with the Company. The amount of the opening credit was calculated as (i) such participant’s current base salary and target annual bonus multiplied by the applicable percentage pay credit reflected in the table above times (ii) the participant’s years of service with the Company. The following table sets forth the opening credits for each named executive officer:

Name	Position	Opening Credit Amount
Robert V. Vitale	President and Chief Executive Officer	$1,875,000
Jeff A. Zadoks	Executive Vice President and Chief Operating Officer	$705,600
Diedre J. Gray	Executive Vice President, General Counsel and Chief Administrative Officer, Secretary	$643,200
Matthew J. Mainer	Senior Vice President, Chief Financial Officer and Treasurer	$352,433
Nicolas Catoggio	President and Chief Executive Officer, Post Consumer Brands	$140,167
Mark W. Westphal	President, Michael Foods	$522,000
In addition, each February, each participant’s account will be credited with an interest credit equal to the interest rate selected by the Committee for that year multiplied by the participant’s account balance as of the preceding December 1st. Interest credits will continue to be credited to a participant’s account until the earlier of (a) the date distribution of the participant’s account commences under the Plan or (b) the date of the participant’s separation from service from the Company.
If a Participant remains continuously employed by the Company or an affiliate of the Company through the date on which the participant reaches either (a) age 55 with 10 or more years of service or (b) age 65 with 5 or more years of service (such date, the “Retirement Date”), to the extent not earlier forfeited, the participant will become fully vested in pay credits and interest credits in the participant’s account on the Retirement Date.

Provided that a participant remains continuously employed by the Company or an affiliate of the Company through the participant’s Retirement Date, the participant will become vested in the opening credit credited to the participant’s account, to the extent not earlier forfeited, based on the participant’s years of service on and after the Effective Date as follows:

Years of Service (Service on or after the Effective Date)	Vesting Percentage
1	33.33%
2	66.67%
3 or more	100.0%
To the extent not earlier forfeited, a participant’s account will become fully vested on the earliest to occur of (a) the participant’s separation from service in connection with a change in control (regardless of age or years of service), (b) the participant’s death or (c) the participant’s disability.
If a participant incurs a separation from service before the participant’s Retirement Date, other than in connection with a change in control, the participant will immediately forfeit any unvested portion of the participant’s account. Additionally, if any participant incurs a separation from service for Cause (as defined in the Plan), the participant’s account, whether vested or unvested, will be immediately forfeited and the participant will not be entitled to any benefit under the Plan.
Payment of the vested amount credited to a participant’s account will be made, or commence to be made, to a participant upon the earliest to occur of: (a) the participant’s retirement, (b) a change in control, where the participant incurs a separation from service within three months prior to the change in control, (c) the participant’s separation from service within the 24-month period beginning on the date of the change in control, (d) the participant’s death and (e) the participant’s disability. Distribution will be made in the form of a lump sum payment or in annual installments depending on the distribution event.
The Committee has the power to amend, modify or terminate the Plan, provided that no such amendment, modification or termination may materially and adversely affect the terms of any amounts credited to a participant’s or a participant’s beneficiary’s account without such person’s consent.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

*10.1	Post Holdings, Inc. 2024 Supplemental Executive Retirement Plan
104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission (the “SEC”) a copy of any omitted exhibit or schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2024	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
	Name:	Diedre J. Gray
	Title:	EVP, General Counsel & Chief Administrative Officer, Secretary

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